Other long-term liabilities	12 Months Ended
Dec. 31, 2012
Other long-term liabilities
11.	Other long-term liabilities:

	2012	2011
Long term obligations under capital lease	$651,591	$620,512
Accrued liabilities	—	400

Other long-term liabilities	651,591	620,912
Current portion	(38,542)	(37,649)

	$613,049	$583,263

(a)	Long-term obligations under capital lease

The Company, through certain of its wholly-owned subsidiaries, has entered into non-recourse or limited recourse sale-leaseback arrangements with financial institutions to fund the construction of certain vessels under existing shipbuilding contracts.

In these arrangements, the Company has agreed to transfer the vessels to the lessors and, commencing from the delivery of the vessels from the shipyard, lease the vessel back from the lessor over the applicable lease term. In the arrangements where the shipbuilding contracts are novated to the lessors, the lessors assume responsibility for the remaining payments under the shipbuilding contracts.

The leases are accounted for as capital leases. The vessel under construction is recorded as an asset and the lease obligation is recorded as a liability.

In certain of the arrangements, the lessors are companies whose only assets and operations are to hold the Company’s leases and vessels. The Company operates the vessels during the lease term and supervises the vessels’ construction before the lease term begins. As a result, the Company is the primary beneficiary of the lessors and consolidates the lessors for financial reporting purposes.

In certain of the arrangements, the liabilities of the lessor are loans from associated companies of the lessor and are non-recourse to the Company. The amounts funded to the lessors materially match the funding received by the Company’s subsidiaries. As a result, the amounts due by the Company’s subsidiaries to the lessors have been included in Other Long-term Liabilities as representing the lessor’s loans due to associated companies of the lessor.

The terms of the leases are as follows:

(i)	Leases for five 4500 TEU vessels:

Under this arrangement, the Company has five capital leases with a subsidiary of a financial institution. The leases are five-year terms that commence on each vessel’s delivery date, which occurred between October 2010 and August 2011. At the end of each lease term, the remaining balances ranging from $64,000,000 to $66,000,000 will be due. The Company has placed $60,000,000 in a cash deposit account over which the lessor has a first priority interest.

At the end of each lease term, the Company, who is the lessee, will be appointed to sell the vessels. The Company will receive 99.9% of the proceeds from the sale of each vessel and can choose to purchase the vessels.

(ii)	COSCO Pride—13100 TEU vessel:

Under this arrangement, the lessor has provided financing of $144,185,000. The term of the lease is 12 years beginning from the vessel’s delivery date of June 29, 2011. Lease payments include an interest component based on three month LIBOR plus a 2.6% margin. At the end of the lease, the outstanding balance of up to $48,000,000 will be due and title of the vessel will transfer to the Company.

(iii)	COSCO Faith—13100 TEU vessel:

Under this arrangement, the lessor has provided financing of $109,000,000. The term of the lease is 12 years beginning from the vessel’s delivery date of March 14, 2012. Lease payments include an interest component based on three month LIBOR plus a 3.0% margin. At the end of the lease, the Company will have the option to purchase the vessel from the lessor for $1.

As of December 31, 2012, the carrying value of the seven vessels funded under these facilities was $794,847,000 (2011—$730,890,000).

(b)	Based on maximum amounts funded, payments due to the lessors would be as follows:

2013	$61,366
2014	62,417
2015	126,383
2016	293,025
2017	23,387
Thereafter	194,626

761,204
Less amounts representing interest	(109,613)

$651,591